Exhibit 99.2

scansource

CFO COMMENTARY
Q3 FY 2018

FINANCIAL INFORMATION AND CONFERENCE CALL

Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in *conjunction with the Company's SEC filings on Form 10*-K for the year ended June 30, 2017 and subsequent reports on Form 10-Q. ScanSource will present additional information about its financial results and outlook in a conference call on Tuesday, May 8, 2018 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

THIRD QUARTER SUMMARY

We delivered both strong sales growth and non-GAAP profitability growth during the third quarter of fiscal year 2018. Both Worldwide segments increased net sales 10% year-over-year. Operating results tracked our expectations with 5% year-over-year organic sales growth and a gross margin of 11.6%. GAAP diluted EPS of $0.42 includes a higher than expected expense for the change in fair value of contingent consideration for Network 1 as a result of better than expected actual results. Both net sales and non-GAAP diluted EPS were within our forecast range. For third quarter fiscal year 2018, a seasonally strong quarter for cash flows, we generated operating cash flow of $81 million, up from $48 million for the prior year quarter.

Q3 FY18 Results:

NET SALES

$896 million

Forecast:
$860 million to
$920 million

GAAP DILUTED EPS

$0.42

Forecast:
$0.44 to $0.50

NON-GAAP DILUTED EPS

$0.68

Forecast:
$0.67 to $0.73

Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 1 May 8, 2018

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2018

HIGHLIGHTS

$ in millions, except EPS	Q3 FY18	Q2 FY18	Q3 FY17	Y/Y Change
Net sales	$895.6	$1,032.2	$813.5	+10%
Gross profit	$103.9	$113.0	$92.7	+12%
Gross profit margin %	11.6%	10.9%	11.4%	+21 bps
SG&A expenses	$72.7	$74.8	$63.9	+14%
Operating income	$17.9	$22.3	$20.0	-10%
Operating income %	2.0%	2.2%	2.5%	-46 bps
Non-GAAP operating income	$27.8	$34.7	$26.2	+6%
Non-GAAP operating income %	3.1%	3.4%	3.2%	-10 bps
GAAP net income	$10.6	$8.0	$12.4	-14%
Non-GAAP net income	$17.5	$23.0	$16.4	+7%
GAAP diluted EPS	$0.42	$0.31	$0.49	-14%
Non-GAAP diluted EPS	$0.68	$0.90	$0.65	+5%

- Net sales of $896 million
  - 5% Y/Y organic growth
  - Organic growth for both Worldwide segments
  - Organic growth for North America, Latin America and Europe
- Gross profit margin of 11.6%
  - Q/Q increase from lower mix of big deals in North America
  - Y/Y includes higher margins from POS Portal acquisition
- Operating income of $17.9 million and GAAP EPS of $0.42 includes higher intangible amortization and higher expense for change in fair value of contingent consideration
- Non-GAAP operating income of $27.8 million increased 6% Y/Y primarily from higher sales volumes, higher gross margin, and the addition of the POS Portal acquisition
- For Q3 FY18, effective tax rate of 32.6% and non-GAAP effective tax rate of 31.9%
- Non-GAAP EPS increased 5% Y/Y to $0.68

Non-GAAP operating income, non-GAAP net income and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration and tax reform charges.

scansource.com 2 May 8, 2018

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2018

WORLDWIDE BARCODE, NETWORKING & SECURITY

$ in millions	Q3 FY18	Q2 FY18	Q3 FY17
Net sales	$604.3	$719.8	$549.0
Gross profit	$56.5	$62.0	$45.9
Gross margin	9.3%	8.6%	8.4%
Operating income	$11.6	$15.5	$11.2
Operating income %	1.9%	2.2%	2.0%
Non-GAAP operating income	$13.9	$17.9	$12.3
Non-GAAP operating income %	2.3%	2.5%	2.2%



Net Sales, $ in millions
Y/Y Growth +10%
Y/Y Organic Growth +4%
$800
$700
$600
$500
$400
$300
$549
$619
$620
$720
$604
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18

- Net sales of $604 million, up 10% Y/Y
  - Includes POS Portal acquisition; organic growth, up 4% Y/Y
  - Growth led by mobile computing, POS business and networking
- Gross profit margin of 9.3%
  - Q/Q increase from lower mix of big deals
  - Y/Y increase from addition of higher margin POS Portal acquisition
- Operating income margin of 1.9% decreased 13 basis points Y/Y from higher intangible amortization
- Non-GAAP operating income margin of 2.3% increased 6 basis points Y/Y

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration.

scansource.com 3 May 8, 2018

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2018

WORLDWIDE COMMUNICATIONS & SERVICES

$ in millions	Q3 FY18	Q2 FY18	Q3 FY17
Net sales	$291.3	$312.4	$264.6
Gross profit	$47.4	$51.0	$46.8
Gross margin	16.3%	16.3%	17.7%
Operating income	$6.4	$6.8	$8.8
Operating income %	2.2%	2.2%	3.3%
Non-GAAP operating income	$14.0	$16.9	$13.9
Non-GAAP operating income %	4.8%	5.4%	5.2%

Net Sales, $ in millions

Y/Y Growth +10%
Y/Y Organic Growth +9%



$400
$300
$200
$100
$0
$265
$298
$304
$312
$291
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18

- Net sales of $291 million, up 10% Y/Y
  - Strong sales growth in Latin America and North America
  - Intelisys net sales increased 20% Y/Y
- Gross profit margin of 16.3%
  - Unchanged Q/Q
  - Y/Y decrease from unusually high vendor program recognition in prior year
- Operating income margin decreased to 2.2% from a higher expense for the change in fair value of contingent consideration
- Non-GAAP operating margin of 4.8% decreased Q/Q and Y/Y

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration.

scansource.com 4 May 8, 2018

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2018

WORKING CAPITAL

$ in millions	Q3 FY18	Q2 FY18	Q3 FY17
Accounts receivable (Q/E)	$664.1	$717.3	$565.2
Days sales outstanding in receivables*	64	60	60
Inventory (Q/E)	$569.5	$581.8	$514.2
Inventory turns	5.5	6.2	5.6
Accounts payable (Q/E)	$496.7	$515.3	$437.2
Paid for inventory days*	11.6	9.4	12.5
Working capital (Q/E) (AR+INV–AP)	$736.9	$783.8	$642.3

* Excludes the impact of Intelisys for all periods; paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $736.9, up 15% Y/Y and down 6% Q/Q
- Higher Y/Y working capital investment to support growth
- Days sales outstanding in receivables increased to 64 days
  - Aging of receivables portfolio, primarily in North America
  - Offering of extended credit terms in certain international markets
- Inventory turns of 5.5x with inventory up 11% Y/Y and down 2% Q/Q
- Paid for inventory days of 11.6 reflect timing of accounts payable

scansource.com 5 May 8, 2018

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2018

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q3 FY18	Q2 FY18	Q3 FY17
Adjusted EBITDA (QTR)*	$32.8	$39.4	$29.2
Adjusted ROIC (QTR)*	11.2%	13.3%	12.6%
Operating cash flow (QTR)	$81.0	$(46.8)	$48.4
Operating cash flow, trailing 12-months	$7.6	$(25.0)	$112.0
Cash and cash equivalents (Q/E)	$35.4	$35.4	$62.2
Debt (Q/E)	$282.2	$360.9	$113.9
Net debt to adjusted EBITDA, trailing 12-months	1.8x	2.4x	0.5x
Shares repurchased – # of shares (QTR)	--	--	--
Shares repurchased – dollars (QTR)	--	--	--
Remaining authorization under plan (as of Q/E)	$99.7	$99.7	$99.7

* Excludes non-GAAP adjustments and change in fair value of contingent consideration

- Adjusted EBITDA of $32.8 million, up 12% Y/Y, from higher sales volume and the addition of the POS Portal acquisition
- Adjusted return on invested capital of 11.2%, down from prior year due to increased borrowings on revolving credit facility for POS Portal acquisition
- Generated strong operating cash flow of $81.0 million for the third quarter, in line with expectations
- Cash and cash equivalent balances of $35.4 million at 3/31/18, including $27.6 million held outside of the U.S.
- Net debt to trailing 12-months adjusted EBITDA is 1.8x
- No shares repurchased during the quarter
- Balance sheet remains strong and provides us with the ability to execute our capital allocation plan

scansource.com 6 May 8, 2018

ScanSource, Inc. CFO COMMENTARY Q3 FY2018 Q4 FY18 OUTLOOK* For the quarter ending June 30, 2018: NET SALES GAAP DILUTED EPS NON-GAAP DILUTED EPS Forecast Range: Forecast Range: Forecast: Range $940 million to $0.48 to $0.54 $0.74 to $0.80 $1 billion per share per share Q4 FY17: Net sales $917 million Q4 FY17: GAAP diluted EPS $0.74 Q4 FY17: Non-GAAP diluted EPS $0.68 • Outlook as of May 8, 2018 • Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration and acquisition costs • Forecast midpoint reflects organic sales growth in the low single digits for both segments • Reflects the following FX rates: $1.21 to EUR 1.00 for the Euro, $0.29 to R$1.00 for the Brazilian real (R$3.45 to $1), and $1.38 to GBP 1.00 for the British pound • Expect foreign currency translation to positively impact sales by approximately $7 million • Assumes an effective tax rate of 30.4% for Q4 FY18; for FY19, anticipate an effective tax rate of 26% to 27% • Expect interest expense over the next few quarters to be similar to the March quarter from higher interest rates and lower average debt balances; assumes interest expense will be approximately $2.6 million for fourth quarter fiscal year 2018 scansource.com 7 May 8, 2018

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2018

FORWARD-LOOKING STATEMENTS

This CFO Commentary contains certain comments that are "forward-looking" statements, including statements about expected EBITDA, return on invested capital ("ROIC"), sales, GAAP diluted earnings per share ("EPS"), non-GAAP diluted EPS, foreign currency rates, tax rates and interest expense that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties.

Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, changes in interest and exchange rates and regulatory regimes impacting our international operations, the impact of tax reform laws, the failure of acquisitions to meet our expectations, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and vendors, termination of our relationship with key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the "Risk Factors" contained in our annual report on Form 10-K for the year ended June 30, 2017, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission ("SEC").

Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law.

NON-GAAP FINANCIAL INFORMATION

In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, adjusted EBITDA, ROIC and net sales excluding the impact of foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company's Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated.

scansource.com 8 May 8, 2018

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS – QTR

($ in thousands)	Quarter Ended March 31, 2018			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 17,941	$ 15,792	$ 10,649	$ 0.42
Adjustments:				
Amortization of intangible assets	5,103	5,103	3,590	0.14
Change in fair value of contingent consideration	4,801	4,801	3,272	0.12
Non-GAAP measure	$ 27,845	$ 25,696	$ 17,511	$ 0.68

	Quarter Ended December 31, 2017			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 22,341	$ 20,310	$ 7,969	$ 0.31
Adjustments:				
Amortization of intangible assets	5,487	5,487	3,648	0.14
Change in fair value of contingent consideration	6,913	6,913	4,742	0.18
Tax reform charges (a)	-	-	6,689	0.26
Non-GAAP measure	$ 34,741	$ 32,710	$ 23,048	$ 0.90

	Quarter Ended March 31, 2017			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 19,978	$ 19,571	$ 12,424	$ 0.49
Adjustments:				
Amortization of intangible assets	4,217	4,217	2,774	0.11
Change in fair value of contingent consideration	1,960	1,960	1,194	0.05
Non-GAAP measure	$ 26,155	$ 25,748	$ 16,392	$ 0.65

(a) As a result of tax reform laws enacted in the United States and Belgium, the Company recognized a one-time charge of $6.7 million in the December quarter from the estimated impact of the inclusion of foreign earnings and revaluation of deferred tax assets and liabilities.

(b) Acquisition costs are nondeductible for tax purposes.

scansource.com 9 May 8, 2018

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended March 31, 2018:			
Q3 FY18 net sales, as reported	$ 604,322	$ 291,315	$ 895,637
Foreign exchange impact (a)	(12,949)	(2,697)	(15,646)
Q3 FY18 net sales, constant currency	591,373	288,618	879,991
Less: Acquisitions	(22,361)	-	(22,361)
Q3 FY18 net sales, constant currency excluding acquisitions	$ 569,012	$ 288,618	$ 857,630
Q3 FY17 net sales, as reported	$ 548,971	$ 264,567	$ 813,538
Less: Acquisitions	-	-	-
Q3 FY17 net sales, excluding acquisitions	$ 548,971	$ 264,567	$ 813,538
Y/Y % Change:			
As reported	10.1%	10.1%	10.1%
Constant currency	7.7%	9.1%	8.2%
Constant currency, excluding acquisitions (organic growth)	3.7%	9.1%	5.4%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended March 31, 2018 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended March 31, 2017.

scansource.com 10 May 8, 2018

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment – QTR

($ in thousands)	Quarter Ended March 31, 2018				YTD FY18
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated	Consolidated
Net sales	$ 604,322	$ 291,315	$ -	$ 895,637	$ 2,852,408
GAAP operating income	$ 11,566	$ 6,375	$ -	$ 17,941	$ 47,880
Adjustments:					
Amortization of intangible assets	2,310	2,793	-	5,103	15,600
Change in fair value of contingent consideration	-	4,801	-	4,801	28,595
Acquisition costs	-	-	-	-	172
Legal settlement	-	-	-	-	952
Non-GAAP operating income	$ 13,876	$ 13,969	$ -	$ 27,845	$ 93,199
GAAP operating income % (of net sales)	1.91%	2.19%	n/m	2.00%	1.68%
Non-GAAP operating income % (of net sales)	2.30%	4.80%	n/m	3.11%	3.27%

($ in thousands)	Quarter Ended December 31, 2017			
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 719,786	$ 312,426	$ -	$ 1,032,212
GAAP operating income	$ 15,542	$ 6,799	$ -	$ 22,341
Adjustments:				
Amortization of intangible assets	2,309	3,177	-	5,487
Change in fair value of contingent consideration	-	6,913	-	6,913
Non-GAAP operating income	$ 17,852	$ 16,889	$ -	$ 34,741
GAAP operating income % (of net sales)	2.16%	2.18%	n/m	2.16%
Non-GAAP operating income % (of net sales)	2.48%	5.41%	n/m	3.37%

($ in thousands)	Quarter Ended March 31, 2017			
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 548,971	$ 264,567	$ -	$ 813,538
GAAP operating income	$ 11,175	$ 8,803	$ -	$ 19,978
Adjustments:				
Amortization of intangible assets	1,098	3,119	-	4,217
Change in fair value of contingent consideration	-	1,960	-	1,960
Acquisition costs	-	-	-	-
Non-GAAP operating income	$ 12,273	$ 13,882	$ -	$ 26,155
GAAP operating income % (of net sales)	2.04%	3.33%	n/m	2.46%
Non-GAAP operating income % (of net sales)	2.24%	5.25%	n/m	3.21%

n/m = not meaningful

scansource.com 11 May 8, 2018

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital

($ in thousands)

	Q3 FY18	Q2 FY18	Q1 FY18	Q4 FY17	Q3 FY17
Adjusted return on invested capital (ROIC), annualized (a)	11.2%	13.3%	13.0%	13.2%	12.6%
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 10,649	$ 7,969	$ 4,147	$ 18,970	$ 12,424
Plus:					
Interest expense	2,784	2,285	1,585	934	780
Income taxes	5,143	12,342	2,633	4,450	7,147
Depreciation and amortization	9,438	9,901	8,864	6,276	6,880
EBITDA	28,014	32,497	17,229	30,630	27,231
Adjustments:					
Change in fair value of contingent consideration	4,801	6,913	16,881	1,290	1,960
Acquisition costs	-	-	172	422	-
Interest income related to tax settlement	-	-	-	(1,382)	-
Legal settlement, net of attorney fees	-	-	952	-	-
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 32,815	$ 39,410	$ 35,234	$ 30,960	$ 29,191
Invested Capital Calculation					
Equity - beginning of the quarter	$ 860,787	$ 852,976	$ 837,145	$ 808,719	$ 787,536
Equity - end of quarter	877,796	860,787	852,976	837,145	808,719
Adjustments:					
Change in fair value of contingent consideration, net of tax	3,272	4,742	11,005	680	1,194
Acquisition costs, net of tax	-	-	172	422	-
Tax settlement and related interest income, net of tax	-	-	771	(5,370)	-
Tax reform charges	-	6,689			
Average equity	870,928	862,597	851,035	820,798	798,725
Average funded debt (b)	315,872	311,327	224,956	117,970	137,597
Invested capital (denominator for ROIC)(non-GAAP)	$ 1,186,800	$ 1,173,924	$ 1,075,991	$ 938,768	$ 936,322

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.
(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource.com 12 May 8, 2018

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)

	Q3 FY18	Q2 FY18	Q1 FY18	Q4 FY17	Q3 FY17	Q2 FY17	Q1 FY17	Q4 FY16
Debt (Q/E)	$ 282,158	$ 360,932	$ 285,763	$ 97,300	$ 113,934	$ 141,666	$ 166,141	$ 76,856
Less: Cash and cash equivalents (Q/E)	(35,361)	(35,435)	(23,616)	(56,094)	(62,187)	(45,071)	(45,125)	(61,400)
Net debt (Q/E)	$ 246,797	$ 325,497	$ 262,147	$ 41,206	$ 51,747	$ 96,595	$ 121,016	$ 15,456
Reconciliation of Net Income to Adjusted EBITDA								
Net income - GAAP	$ 10,649	$ 7,969	$ 4,147	$ 18,970	$ 12,424	$ 23,037	$ 14,816	$ 12,925
Plus:								
Interest expense	2,784	2,285	1,585	934	780	912	589	440
Income taxes	5,143	12,342	2,633	4,450	7,147	12,744	7,908	5,678
Depreciation and amortization	9,438	9,901	8,864	6,276	6,880	6,588	5,224	4,584
EBITDA	28,014	32,497	17,229	30,630	27,231	43,281	28,537	23,627
Adjustments:								
Change in fair value of contingent consideration	4,801	6,913	16,881	1,290	1,960	1,791	169	(3,226)
Acquisition costs	-	-	172	422	-	335	498	553
Interest income related to tax settlement	-	-	-	(1,382)	-	-	-	-
Legal settlement, net of attorney fees	-	-	952	-	-	(12,777)	-	-
Adjusted EBITDA (non-GAAP)	$ 32,815	$ 39,410	$ 35,234	$ 30,960	$ 29,191	$ 32,630	$ 29,204	$ 20,954
Adjusted EBITDA, TTM (a)	$ 138,419	$ 134,795	$ 128,015	$ 121,985	$ 111,979	$ 110,284		
Net Debt / Adjusted EBITDA, TTM (a)	1.8x	2.4x	2.0x	0.3x	0.5x	0.9x		

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 13 May 8, 2018

ScanSource, Inc. CFO COMMENTARY Q3 FY2018 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Forecasted Range for EPS – Q4 FY18 Outlook ($ in thousands) Forecast for Quarter ending June 30, 2018 Range Low Range High GAAP diluted EPS $ 0.48 $ 0.54 Adjustments: Amortization of intangible assets 0.14 0.14 Change in fair value of contingent consideration 0.12 0.12 Non-GAAP diluted EPS $ 0.74 $ 0.80 scansource.com 14 May 8, 2018